UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2008

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 25, 2008, Sea Containers Ltd. (“SCL” or the “Company”) entered into a global settlement with General Electric Capital Corporation (“GE”) to resolve their disputes (the “Framework Agreement”).  The Framework Agreement is subject to, among other things, approval by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and entry into a definitive agreement.  On April 30, 2008, GE SeaCo SRL issued a press release announcing the Framework Agreement (the “Press Release”).  A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  On May 2, 2008, the Company filed a motion (the “Motion”) with the Bankruptcy Court for approval of the Framework Agreement under Federal Rule of Bankruptcy Procedure 9019.  A copy of the Motion, with the Framework Agreement attached, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, as well as other statements made by SCL may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance.  Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:  (i) the ability of the Company to continue as a going concern; (iii) the ability of the Company to operate subject to the terms of the debtor in possession financing; (iii) the ability of the Company to obtain Bankruptcy Court approval of the Agreement; (iv) the Company’s ability to obtain court approval with respect to motions in the proceedings under chapter 11 of the United States Bankruptcy Code (collectively, the “Chapter 11 Cases”) prosecuted by it from time to time; (v) risks associated with termination of the Agreement and financing availability; (vi) risks associated with third parties seeking and obtaining the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; (vii) the Company’s ability to maintain contracts and leases that are critical to its operations; (viii) the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations; (ix) the ability of the Company to execute its business plans and strategy; (x) the ability of the Company to attract, motivate and/or retain key executives and associates; and (xi) increased competition in the container leasing industry.

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release Dated April 30, 2008 Announcing Agreement

99.2	Debtors’ Motion for Order Authorizing SCL’s Entry into Framework Agreement with GECC for Global Settlement of Pending Claims and Other Matters Regarding GE SeaCo

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEA CONTAINERS LTD.

Date: May 5, 2008

	BY:	/s/ Laura Barlow
Laura Barlow
Chief Financial Officer and Chief
Restructuring Officer